OTHER GAINS (LOSSES) - NET (Tables)	12 Months Ended
Dec. 31, 2025
OTHER GAINS (LOSSES) - NET
Schedule of other gains (losses), net

	2023	2024	2025
	USD’000	USD’000	USD’000
Net (impairment loss) reversal of impairment recognized, in respect of
– property, plant and equipment (Note 13)	3,728	(2,308)	(1,236)
– right-of-use assets (Note 14)	3,916	2,355	(766)
– goodwill (Note i)	(1,122)	—	—
– intangible assets (Note i and 15)	(1,600)	—	—
	4,922	47	(2,002)
Loss on disposal of property, plant and equipment and provision for early termination of leases	(2,388)	(2,290)	(3,014)
Net gain (loss) on lease termination	2,161	829	(71)
Loss on lease modification	(366)	—	—
Net foreign exchange (loss) gain	(4,988)	(19,704)	14,144
Net gain arising on financial assets at FVTPL (Note ii)	1,552	3,100	1,711
Others	284	94	(928)
Total	1,177	(17,924)	9,840

Notes:

i.

During the year ended December 31, 2023, management observed continuing weak performance of HN&T against the forecasts due to competition which has caused management to reconsider its assumptions on the future plan. Based on the recoverable amount, the weak performance resulted in an impairment loss of USD1.1 million and USD1.6 million on the goodwill and intangible assets (brand name) respectively.

ii.

Financial assets at FVTPL relates to investments in short-term money market funds. The funds are measured at fair value using quoted prices from liquid markets, which are Level 1 and 2 financial instruments in terms of IFRS 13: Fair Value Measurement.